UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2010

HQ Sustainable Maritime Industries, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-33473	62-1407522
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

Melbourne Towers, 1511 Third Avenue, Suite 788, Seattle, WA

(Address of principal executive offices)

98101

(Zip code)

206-621-9888

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE.

On September 13, 2010, HQ Sustainable Maritime Industries, Inc. (the “Company”) issued a press release announcing that the Company will be participating in the Rodman & Renshaw Annual Global Investment Conference in New York City. The presentation to be used at the conference is furnished herewith as Exhibit 99.1 and a copy of the press release is furnished herewith as Exhibit 99.2, both of which are incorporated herein by reference.

The information contained in this Item 7.01 is not “filed” for purposes of the Securities Exchange Act of 1934, as amended, and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates the information by reference. By including this Item 7.01 disclosure in the filing of this Current Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

99.1	Presentation Materials for the Rodman & Renshaw Annual Global Investment Conference.

99.2	Press Release issued on September 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HQ Sustainable Maritime Industries, Inc.

Date: September 14, 2010	By:	/s/ Norbert Sporns
	Name:	Norbert Sporns
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation Materials for the Rodman & Renshaw Annual Global Investment Conference.

99.2	Press Release issued on September 13, 2010.